Exhibit 10.9

Notwithstanding anything herein to the contrary, the lien and security interest granted to Agent (as hereinafter defined) pursuant to this Third Amended and Restated Pledge Agreement and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Intercreditor Agreement (as defined in the Loan Agreement (as hereinafter defined)). In the event of any express conflict between the terms of the Intercreditor Agreement and this Third Amended and Restated Pledge Agreement, the terms of the Intercreditor Agreement shall control to the extent set forth therein.

THIRD AMENDED AND RESTATED PLEDGE AGREEMENT

dated as of

March 10, 2021,

among

franchise group, inc.,

Valor Acquisition, LLC,

Franchise Group Newco Intermediate AF, LLC

FRANCHISE GROUP NEWCO PSP, LLC,

THE OTHER PLEDGORS PARTY HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Agent

i

Schedules

Schedule I	Pledgors
Schedule II	Pledged Equity Interests; Pledged Debt Securities

Exhibits

Exhibit I	Form of Supplement

ii

THIRD AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of March 10, 2021 (this “Agreement”), among FRANCHISE GROUP, INC., a Delaware corporation (“Administrative Borrower”), each of the undersigned identified on the signature pages hereto as a Pledgor and JPMORGAN CHASE BANK, N.A., as Agent (in such capacity, together with its permitted successors and assigns in such capacity, the “Agent”).

WHEREAS, Vitamin Shoppe Industries LLC, a New York limited liability company (“Vitamin Shoppe”), Vitamin Shoppe Mariner, LLC, a Delaware limited liability company (“VS Mariner”), Vitamin Shoppe Global, LLC, a Delaware limited liability company (“VS Global”), Vitamin Shoppe Florida, LLC, a Delaware limited liability company (“VS Florida”), Betancourt Sports Nutrition, LLC, a Florida limited liability company (“BSN”), Vitamin Shoppe Procurement Services, LLC, a Delaware limited liability company (“VSPS”), Valor Acquisition, LLC, as parent and a guarantor (“Valor” and, together with Vitamin Shoppe, VS Mariner, VS Global, VS Florida, BSN and VSPS, collectively the “Existing Pledgors”), Agent and the lenders party thereto are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of December 16, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”), pursuant to which, among other things, the Existing Lenders provided certain loans and extensions of credit to the Borrowers (as defined therein) upon the terms and conditions stated therein;

WHEREAS, in connection with the Existing Loan Agreement, the Existing Pledgors executed and delivered that certain Second Amended and Restated Pledge Agreement, dated as of December 16, 2019, by and between the Existing Pledgors and Agent (collectively, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Pledge Agreement”);

WHEREAS, Agent and the financial institutions party to the Loan Agreement (as hereinafter defined) as lenders (individually, each a “Lender” and, collectively, the “Lenders”) have entered or are contemporaneously entering into financing arrangements with) pursuant to which the Lenders agree to provide certain loans and other extensions of credit to the Borrowers upon the terms and conditions set forth in that certain Third Amended and Restated Loan and Security Agreement, dated as of the date hereof, by and among the Administrative Borrower and certain Subsidiaries of the Administrative Borrower, as Borrowers, the Lenders and Agent (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”);

WHEREAS, Agent and the other Secured Parties (as defined in the Loan Agreement) have conditioned their obligations under the Financing Agreements (as defined in the Loan Agreement) upon the execution and delivery by the Pledgors of this Pledge Agreement, and the Pledgors have agreed to enter into this Pledge Agreement to secure all obligations owing to Agent and the other Secured Parties under the Financing Agreements; and

WHEREAS, each Pledgor has determined that valuable benefits will be derived by it as a result of the Loan Agreement and the extension of credit made (and to be made) by the Lenders thereunder.

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NOW, THEREFORE, in consideration of the foregoing facts and in order to induce the Lenders to extend or continue to extend credit under the Loan Agreement, each Pledgor hereby agrees with Agent to amend and restate in its entirety the Existing Pledge Agreement in the form of this Pledge Agreement as follows:

Article I.

Definitions

Section 1.01. Defined Terms. Capitalized terms used in this Agreement (including in the preamble and introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Loan Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement or the Loan Agreement shall have the meaning specified in the New York UCC.  The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Administrative Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“BSN” has the meaning assigned to such term in the preamble to this Agreement.

“Existing Loan Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Existing Pledge Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Existing Pledgors” has the meaning assigned to such term in the preamble to this Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.03.

“Lender” and “Lenders” has the meaning assigned to such term in the preamble to this Agreement.

“Loan Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

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“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Pledgors” means (a) each Borrower, (b) each Subsidiary of the Administrative Borrower identified on Schedule I hereto and (c) each Subsidiary of the Administrative Borrower that becomes a party to this Agreement as a Pledgor after the Closing Date.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means Pledged Equity Interests and Pledged Debt Securities.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon and distributions or payments with respect thereto.

“Secured Parties” has the meaning assigned to such term in the Loan Agreement.

“UCC” means the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“Valor” has the meaning assigned to such term in the preamble to this Agreement.

“Vitamin Shoppe” has the meaning assigned to such term in the preamble to this Agreement.

“VS Florida” has the meaning assigned to such term in the preamble to this Agreement.

“VS Global” has the meaning assigned to such term in the preamble to this Agreement.

“VS Mariner” has the meaning assigned to such term in the preamble to this Agreement.

“VSPS” has the meaning assigned to such term in the preamble to this Agreement.

Article II.

Pledge of Securities

Section 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby grants, assigns and pledges to the Agent, together with its permitted successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Pledgor’s right, title and interest in, to and under any and all of the following assets, now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest, regardless of where located:

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(a)               (i) Capital Stock owned by such Pledgor, including those listed opposite the name of such Pledgor on Schedule II hereto, (ii) any other Capital Stock obtained in the future by such Pledgor and (iii) the certificates or other instruments representing all such Capital Stock (if any) together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank (collectively, the “Pledged Equity Interests”); provided that Pledged Equity Interests shall not include any Excluded Assets;

(b)               (i)  the debt securities owned by such Pledgor, including those listed opposite the name of such Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to or otherwise acquired by such Pledgor and (iii) the promissory notes and any other instruments evidencing all such debt securities referred to in subclauses (i) and (ii) of this paragraph (b) (collectively, the “Pledged Debt Securities”); provided that Pledged Debt Securities shall not include any Excluded Assets;

(c)               all other property that may be delivered to and held by the Agent pursuant to the terms of this Section 2.01 and Section 2.02;

(d)               subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any Pledged Equity Interests or any Pledged Debt Securities;

(e)               subject to Section 2.05, all rights and privileges of such Pledgor with respect to the securities and other property referred to in paragraphs (a) through (d) above; and

(f)                all Proceeds of any of the foregoing unless such Proceeds constitute an Excluded Asset (the items referred to in paragraphs (a) through (e) above being collectively referred to as the “Pledged Collateral”).

Notwithstanding the foregoing, in no event shall the Pledged Collateral include any Excluded Asset.

Section 2.02. Delivery of the Pledged Collateral.

(a)               Subject to the Intercreditor Agreement, each Pledgor agrees to deliver or cause to be delivered to the Agent (limited, with respect to certificates not constituting “certificated securities” within the meaning of the UCC, to use of commercially reasonable efforts to deliver or cause to be delivered such certificates) on the date such Pledgor becomes party to this Agreement (or such later date permitted by the Loan Agreement or to which the Agent may otherwise agree in its reasonable discretion), any certificates representing or evidencing Pledged Securities (other than to the extent constituting (i) Excluded Assets, (ii) Capital Stock in any Immaterial Subsidiaries, (iii) Capital Stock in any Person that is not a Subsidiary of such Pledgor and (iv) Capital Stock in any Foreign Subsidiary (other than to the extent constituting “securities” within the meaning of the UCC)) owned by such Pledgor on such date and (B) in accordance with Section 9.23 of the Loan Agreement, any certificates representing or evidencing Pledged Securities (other than to the extent constituting (i) Excluded Assets, (ii) Capital Stock in any Immaterial Subsidiaries, (iii) Capital Stock in any Person that is not a Subsidiary of such Pledgor and (iv) Capital Stock in any Foreign Subsidiary (other than to the extent constituting “securities” within the meaning of the UCC)) acquired by such Pledgor after the date such Pledgor becomes party to this Agreement.

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(b)               Subject to the Intercreditor Agreement, (i) on the date such Pledgor becomes party to this Agreement (or such later date permitted by the Loan Agreement or to which the Agent may otherwise agree in its reasonable discretion) and (ii) in accordance with Section 9.23 of the Loan Agreement , each Pledgor will deliver or cause to be delivered to the Agent any promissory notes evidencing Indebtedness for borrowed money (including in respect of cash management arrangements) that is owed to such Pledgor by any Person in a principal amount of $5,000,000 or more (other than Excluded Assets); provided, however, that the foregoing delivery requirement with respect to any intercompany indebtedness may be satisfied by delivery of an omnibus or global intercompany note executed by all Loan Parties as payees and all such obligors as payors.

(c)               Upon delivery to the Agent, (i) any certificate or promissory note representing Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly executed in blank and reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed in blank by the applicable Pledgor and such other instruments and documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed attached to, and shall supplement, Schedule II hereto and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 2.03. Representations, Warranties and Covenants. The Pledgors jointly and severally represent, warrant and covenant to and with the Agent, for the benefit of the Secured Parties, that:

(a)               as of the Closing Date, Schedule II hereto sets forth a true and complete list, with respect to each Pledgor, of (A) all the Pledged Equity Interests owned by such Pledgor in any Subsidiary and the percentage of the issued and outstanding units of each class of the Capital Stock of the issuer thereof represented by the Pledged Equity Interests owned by such Pledgor and (B) all the Pledged Debt Securities owned by such Pledgor evidencing Indebtedness for borrowed money (including in respect of cash management arrangements) that is owed to such Pledgor by any Person in a principal amount of $5,000,000 or more;

(b)               (i) the Pledged Equity Interests have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable (to the extent such concept is applicable in the relevant jurisdiction, and other than any assessment of the equity holders imposed as a matter of law) and (ii) the Pledged Debt Securities owned by any Pledgor are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditor’s rights generally; provided that the foregoing representations, insofar as they relate to the Pledged Collateral issued by a Person other than the Borrower or any Subsidiary, are made to the knowledge of the Pledgors;

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(c)               except for the security interests granted hereunder and under any other Financing Agreements and Hedge Obligations, each of the Pledgors (i) is and, subject to any transfers not prohibited by the Loan Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Liens not prohibited by Section 9.8 of the Loan Agreement and transfers not prohibited by the Loan Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens not prohibited by Section 9.8 of the Loan Agreement and transfers not prohibited by the Loan Agreement, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Liens not prohibited by Section 9.8 of the Loan Agreement), however arising, of all Persons whomsoever;

(d)               except for restrictions and limitations not prohibited by the Financing Agreements (including any non-consensual Liens not prohibited by Section 9.8 of the Loan Agreement) or securities laws generally, to the extent issued by the Borrower or any Subsidiary, the Pledged Equity Interests and the Pledged Debt Securities are and will continue to be freely transferable and assignable, and, to the extent issued by the Borrower or any Subsidiary, none of the Pledged Equity Interests or the Pledged Debt Securities are or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law or other organizational document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner adverse to the Secured Parties in any material respect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder;

(e)               each of the Pledgors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f)                by virtue of the execution and delivery by the Pledgors of this Agreement, when and if any Pledged Securities are delivered to the Agent in accordance with this Agreement, the Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims (other than Liens not prohibited by Section 9.8 of the Loan Agreement), under the UCC, to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Obligations; and

(g)               subject to the terms of this Agreement and to the extent permitted by applicable law, each Pledgor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with the instructions of the Agent with respect to the Capital Stock in such Pledgor that constitute Pledged Equity Interests hereunder without further consent by the applicable owner or holder of such Capital Stock.

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Section 2.04. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing and the Agent shall have provided the Pledgors two (2) Business Days’ prior written notice of its intent to exercise such rights (provided that such prior written notice is not required if (x) an Event of Default under Section 10.1(g) or (h) of the Loan Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration), the Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to (a) hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and each Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor, and (b) exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

Section 2.05. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and is continuing and the Agent shall have provided the Pledgors not less than two (2) Business Days’ prior written notice that the rights of the Pledgors under this Section 2.05 are being suspended (provided that such prior written notice is not required if (x) an Event of Default under Section 10.1(g) or (h) of the Loan Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration):

(i)                 each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Loan Agreement and the other Financing Agreements;

(ii)              the Agent shall promptly execute and deliver to each Pledgor, or cause to be promptly executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to clause (a)(i) of this Section; and

(iii)            each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Loan Agreement, the other Financing Agreements and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Pledgor, shall, subject to the Intercreditor Agreement, be forthwith delivered to the Agent in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Agent), in each case, to the extent required pursuant to Section 2.02.

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(b)               Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, if the Agent shall have provided the Pledgors with written notice (to the extent required under clause (a) of this Section 2.05), all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to clause (a)(iii) of this Section 2.05 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. Subject to the Intercreditor Agreement, all dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 2.05 shall be held in trust for the benefit of the Agent and the other Secured Parties and shall be forthwith promptly delivered to the Agent upon demand in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Agent). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and, to the extent so received, shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Administrative Borrower has delivered to the Agent a certificate of an Authorized Officer of the Administrative Borrower to that effect, the Agent shall promptly repay to each Pledgor all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of clause (a)(iii) of this Section 2.05 and that remain in such account.

(c)               Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, if the Agent shall have provided the Pledgors with written notice (to the extent required under clause (a) of this Section 2.05), all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to clause (a)(i) of this Section 2.05, and the obligations of the Agent under clause (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived and the Administrative Borrower shall have delivered to the Agent a certificate of an Authorized Officer of the Administrative Borrower to that effect, all rights vested in the Agent pursuant to this paragraph (c) shall cease, and the Pledgors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to clause (a)(i) of this Section 2.05.

(d)               Any notice given by the Agent to the Pledgors suspending their rights under paragraph (a) of this Section 2.05 (i) shall be given in writing, (ii) may be given with respect to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under clause (a)(i) or clause (a)(iii) of this Section 2.05 in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

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(e)               In order to permit the Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request.

Section 2.06. Article 8 Opt-In. No Pledgor shall take any action to cause any membership interest, partnership interest, or other equity interest of any limited liability company or limited partnership owned or controlled by any Pledgor comprising Pledged Collateral to be or become a “security” within the meaning of, or to be governed by, Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any such limited liability company or limited partnership to “opt in” or to take any other action seeking to establish any membership interest, partnership interest or other equity interest of such limited liability company or limited partnership comprising the Pledged Collateral as a “security” or to become certificated, in each case, without certificating such interest and delivering all certificates evidencing such interest to the Agent in accordance with and as required by the provisions of Section 2.02.

Section 2.07. Additional Covenants.

(a)               Each Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the security interest and the rights and remedies created hereby, including the payment of any reasonable and documented or invoiced out-of-pocket fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith, in each case, subject to and in accordance with the terms of this Agreement and of the Loan Agreement.

(b)               Notwithstanding anything herein to the contrary, it is understood that no Pledgor shall be required by this Agreement to better assure, preserve, protect or perfect the security interest created hereunder by any means other than (i) filings of financing statements pursuant to the Uniform Commercial Code, (ii) delivery thereof to the Agent in accordance with the terms hereof and of the Loan Agreement (including the delivery thresholds set forth herein and therein) (together with, where applicable, undated stock or note powers or other undated proper instruments of assignment) and (iii) other actions to the extent required by Article II hereunder or otherwise expressly provided under this Agreement. No Pledgor shall be required to complete any filings or other action with respect to the better assurance, preservation, protection or perfection of the security interests created hereby in any jurisdiction outside of the United States.

Article III.

[Reserved]

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Article IV.

Remedies

Section 4.01. Remedies upon Default. Subject to the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral) and all rights under any other applicable law or in equity. Without limiting the generality of the foregoing, subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver, on demand, each item of Pledged Collateral to the Agent or any Person designated by the Agent, and it is agreed that the Agent shall have the right to take any of or all the following actions at the same or different times: (a)  with or without legal process and with or without prior notice or demand for performance, to take possession of the Pledged Collateral in order to effectuate its rights and remedies hereunder or under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, subject to the Intercreditor Agreement, each Pledgor agrees that the Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Pledged Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

To the extent notice of sale shall be required by law, the Agent shall give the applicable Pledgors no less than ten (10) days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Pledged Collateral (provided that such notice is not required if (x) an Event of Default under Section 10.1(g) or (h) of the Loan Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration). Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral

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shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, the Agent on behalf of any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Pledgor as a credit against the purchase price (which shall decrease the Obligations owed to such Secured Party by such amount used as a credit against the purchase price), and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Pledged Collateral or any portion thereof subject thereto. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercial reasonableness standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. The Agent may sell the Pledged Collateral without giving any warranties as to the Pledged Collateral and the Agent may specifically disclaim or modify any warranties of title or the like. The Agent shall have no obligation to marshal any of the Pledged Collateral.

Section 4.02. Application of Proceeds. Subject to the terms of the Intercreditor Agreement, the Agent shall apply the proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral (including any Pledged Collateral consisting of cash) or the Guarantees, pursuant to the exercise by the Agent (in accordance with the terms of the Financing Agreements) of its remedies, in each case, in accordance with Section 6.4 of the Loan Agreement. The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Pledged Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof. The Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations.

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Section 4.03. Securities Act. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Agent has determined that such a registration is not required by any Requirements of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

Article V.

Miscellaneous

Section 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given as provided in Section 13.3 of the Loan Agreement. All communications and notices hereunder to any Pledgor shall be given to it in care of the Administrative Borrower as provided in Section 13.3 of the Loan Agreement.

Section 5.02. Waivers; Amendment.

(a)               No failure or delay by the Agent or any Lender in exercising any right or power hereunder or under any other Financing Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent and the Lenders hereunder and under the other Financing Agreements are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default hereunder, regardless of whether the Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

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(b)               Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Loan Agreement; provided that the Agent may, without the consent of any other Secured Party, consent to a departure by any Pledgor from any covenant of such Pledgor set forth herein to the extent such departure is consistent with the authority of the Agent set forth in the Loan Agreement.

Section 5.03. Agent’s Fees and Expenses; Indemnification.

(a)               Each Pledgor, jointly with the other Pledgors and severally, agrees to reimburse the Agent for its reasonable and documented out-of-pocket fees and expenses incurred hereunder as provided in, and subject to the limitations set forth in, Section 9.22 of the Loan Agreement.

(b)               Each Pledgor, jointly with the other Pledgors and severally, agrees to indemnify the Agent and the other Indemnitees as provided in, and subject to the limitations set forth in, Section 11.6 of the Loan Agreement.

(c)               To the fullest extent permitted by applicable law, no Pledgor shall assert, and each Pledgor hereby waives, any claim against any Indemnitee as provided in 11.6 of the Loan Agreement; provided that, in each of paragraphs (a), (b) and (c) above, each reference therein to “the Borrower” or “the Guarantor” shall be deemed to be a reference to “each Pledgor.”

(d)               The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Financing Agreement, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Financing Agreement, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section shall be payable not later than thirty (30) Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Obligations.

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Section 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Pledgor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Financing Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Financing Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Financing Agreements and the making of any Loans, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Loan Agreement or any other Financing Agreement, and shall continue in full force and effect until such time as (a) the Commitments shall have expired or been terminated and (b) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations as to which no claim has been made or which are otherwise not due) payable under any Financing Agreement, any Secured Swap Obligation and any Secured Cash Management Obligation, shall have been paid in full in cash.

Section 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Pledgor and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Pledgor, the Agent and the other Secured Parties and their respective permitted successors and assigns, it being understood that no Pledgor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement or the Loan Agreement. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

Section 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 5.08. Right of Set-off. Each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender as provided in (and subject to all of the limitations set forth in) Section 11.7 of the Loan Agreement.

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Section 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.

(a)               This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(b)               Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Pledgor or its respective properties in the courts of any jurisdiction.

(c)               Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)               Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in any Financing Agreement, Secured Swap Obligations or Secured Cash Management Obligation will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 5.10. Waiver of jury trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

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Section 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 5.12. Security Interest Absolute; Reinstatement. (a) All rights of the Agent hereunder, the grant of a security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Loan Agreement, any other Financing Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Financing Agreement or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement.

(b)       If any Secured Party repays, refunds, restores, or returns, in whole or in part, any payment or property (including any proceeds of Pledged Collateral) previously paid or transferred to such Secured Party in full or partial satisfaction of any Obligation, because the payment, transfer, or the incurrence of the obligation so satisfied is asserted or declared to be void, voidable, or otherwise recoverable under any law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent transfers, preferences, or other voidable or recoverable obligations or transfers (each, a “Voidable Transfer”), or because such Secured Party elects to do so on the reasonable advice of its counsel in connection with a claim that the payment, transfer, or incurrence is or may be a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such Secured Party elects to repay, restore, or return (including pursuant to a settlement of any claim in respect thereof), and, subject to Section 9.22 of the Loan Agreement, as to all reasonable costs, expenses, and external attorneys’ fees of such Secured Party related thereto, (i) the liability of the Pledgors with respect to the amount or property repaid, refunded, restored, or returned will automatically and immediately be revived, reinstated, and restored and will exist, and (ii) the security interests granted to the Agent in the Pledged Collateral securing such liability shall be effective, revived, and remain in full force and effect, in each case, as fully as if such Voidable Transfer had never been made. If, prior to any of the foregoing, (A)  security interest of the Agent on any Pledged Collateral to secure the Obligations shall have been released or terminated, or (B) this Agreement shall have been terminated or cancelled, the security interest of the Agent, or this Agreement, as applicable, shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligation of any Pledgor in respect of such liability or any Pledged Collateral securing such liability.

Section 5.13. Termination or Release.

(a)               Subject to Section 5.12(b), this Agreement, the security interests granted hereby shall automatically terminate when (i) the Commitments shall have expired or been terminated and (ii) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations as to which no claim has been made or which are otherwise not due) payable under any Financing Agreement, any Secured Swap Obligation and any Secured Cash Management Obligation, shall have been paid in full in cash.

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(b)               The security interests granted hereby shall also automatically terminate and be released at the time or times and in the manner set forth in Section 13.15 of the Loan Agreement.

(c)               In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence or effect such termination or releases in form and substance reasonably satisfactory to the Agent so long as the applicable Pledgor shall have provided the Agent such certifications or documents as the Agent shall reasonably request in order to demonstrate compliance with this Section 5.13. Any execution and delivery of documents by the Agent pursuant to this Section 5.13 shall be without recourse or warranty by the Agent or any other Secured Party.

Section 5.14. Additional Subsidiaries. Additional Persons shall become Pledgors hereunder as required under the Loan Agreement upon execution and delivery to the Agent of a an instrument in the form of Exhibit I hereto, or any other form approved by the Agent, and in each case reasonably satisfactory to the Agent, and any such Person shall become a Pledgor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

Section 5.15. Agent Appointed Attorney-in-Fact. Each Pledgor hereby makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, subject to the Intercreditor Agreement, the Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default and written notice by the Agent to the Administrative Borrower of its intent to exercise such rights (provided that such notice is not required if (x) an Event of Default under Section 10.1(g) or (h) of the Loan Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration), with full power of substitution either in the Agent’s name or in the name of such Pledgor (a) to receive, indorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Pledged Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Pledged Collateral; (c) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Pledged Collateral; (d)  to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Pledged Collateral or to enforce any rights in respect of any Pledged Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Pledged Collateral; and (f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Pledged Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Pledged Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their controlled Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

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Section 5.16. Intercreditor Provisions.

(a)               Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the Agent for the benefit of the Secured Parties pursuant to this Agreement and (ii) the exercise of any right or remedy by the Agent hereunder or the application of proceeds (including insurance and condemnation proceeds) of any Pledged Collateral, in each case, are subject to the limitations and provisions of any applicable Intercreditor Agreement to the extent provided therein. In the event of any conflict between the terms of such applicable Intercreditor Agreement and the terms of this Agreement, the terms of such applicable Intercreditor Agreement shall govern.

(b)               Notwithstanding anything contained in this Agreement or any other Collateral Document, to the extent that the provisions of this Agreement (or any other Collateral Document) require the delivery of, or granting of control over, or giving notice with respect to, any Pledged Collateral in respect of which any other lenders or other secured parties (or representatives thereof) have a security interest therein that is senior priority relative to the security interest of the Agent pursuant to any Intercreditor Agreement, then until the obligations to such lenders or other secured parties (or representatives thereof) secured by such security interests (excluding contingent obligations as to which no claim has been made or which are otherwise not due) shall have been paid in full in cash and all commitments of such lenders or other secured parties (or representatives thereof) shall have been terminated, delivery of such Pledged Collateral (or control or notice with respect thereto) may instead be made to the applicable lender or other secured party (or representative thereof), to be held in accordance with the applicable Intercreditor Agreement, and any Pledgor’s obligations hereunder with respect to such delivery, control or notice shall be deemed satisfied by such delivery to such lender or other secured party (or representative thereof). Furthermore, at all times prior to the obligations to such lenders or other secured parties (or representatives thereof) secured by such security interests (excluding contingent obligations as to which no claim has been made or which are otherwise not due) having been paid in full in cash and all commitments of such lenders or other secured parties (or representatives thereof) having been terminated, the Agent is authorized by the parties hereto to effect transfers of such Pledged Collateral at any time in its possession (and any “control” or similar agreements with respect to such Pledged Collateral) to the applicable lender or other secured party or representative thereof in accordance with the applicable Intercreditor Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

FRANCHISE GROUP, INC., as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP NEWCO PSP, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

AMERICAN FREIGHT FFO, LLC, as a Pledgor

By	/s/ Will Powell
Name: Will Powell
Title: Chief Executive Officer and President

AMERICAN FREIGHT FRANCHISING, LLC, as a Pledgor

By	/s/ Will Powell
Name: Will Powell
Title: Chief Executive Officer and President

AMERICAN FREIGHT FRANCHISOR, LLC, as a Pledgor

By	/s/ Will Powell
Name: Will Powell
Title: Chief Executive Officer and President

[Signature Page to Third Amended and Restated Pledge Agreement]

AMERICAN FREIGHT GROUP, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

AMERICAN FREIGHT HOLDINGS, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

AMERICAN FREIGHT MANAGEMENT COMPANY, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

AMERICAN FREIGHT OUTLET STORES, LLC, as a Pledgor

By	/s/ Will Powell
Name: Will Powell
Title: President

AMERICAN FREIGHT, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

[Signature Page to Third Amended and Restated Pledge Agreement]

BETANCOURT SPORTS NUTRITION, LLC, as a Pledgor
By: Vitamin Shoppe Industries LLC, its sole member

By	/s/ Laura Coffey
Name: Laura Coffey
Title: Chief Financial Officer

BUDDY’S FRANCHISING AND LICENSING LLC, as a Pledgor

By	/s/ Michael Bennett
Name: Michael Bennett
Title: Chief Executive Officer

BUDDY’S NEWCO, LLC, as a Pledgor

By	/s/ Michael Bennett
Name: Michael Bennett
Title: Chief Executive Officer

FRANCHISE GROUP ACQUISITION TM, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE B, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

[Signature Page to Third Amended and Restated Pledge Agreement]

FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE L, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE PSP, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE S, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE V, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

[Signature Page to Third Amended and Restated Pledge Agreement]

FRANCHISE GROUP NEW HOLDCO, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP NEWCO S, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP NEWCO V, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

OUTLET MERCHANDISE, LLC, as a Pledgor

By	/s/ Will Powell
Name: Will Powell
Title: President

[Signature Page to Third Amended and Restated Pledge Agreement]

PET SUPPLIES “PLUS”, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Vice President

PSP DISTRIBUTION, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Vice President

PSP FRANCHISING, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Vice President

PSP GROUP, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Vice President

PSP MIDCO, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Vice President

[Signature Page to Third Amended and Restated Pledge Agreement]

PSP SERVICE NEWCO, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Vice President

PSP STORES, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Vice President

PSP SUBCO, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Vice President

VALOR ACQUISITION, LLC, as a Pledgor

By	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

VITAMIN SHOPPE FLORIDA, LLC, as a Pledgor
By: Vitamin Shoppe Industries LLC, its sole member

By	/s/ Laura Coffey
Name: Laura Coffey
Title: Chief Financial Officer

[Signature Page to Third Amended and Restated Pledge Agreement]

VITAMIN SHOPPE FRANCHISING, LLC, as a Pledgor

By	/s/ Laura Coffey
Name: Laura Coffey
Title: Chief Financial Officer

VITAMIN SHOPPE GLOBAL, LLC, as a Pledgor
By: Vitamin Shoppe Industries LLC, its sole member

By	/s/ Laura Coffey
Name: Laura Coffey
Title: Chief Financial Officer

VITAMIN SHOPPE INDUSTRIES LLC, as a Pledgor

By	/s/ Laura Coffey
Name: Laura Coffey
Title: Chief Financial Officer

VITAMIN SHOPPE MARINER, LLC, as a Pledgor
By: Vitamin Shoppe Industries LLC, its sole member

By	/s/ Laura Coffey
Name: Laura Coffey
Title: Chief Financial Officer

VITAMIN SHOPPE PROCUREMENT SERVICES, LLC, as a Pledgor
By: Vitamin Shoppe Industries LLC, its sole member

By	/s/ Laura Coffey
Name: Laura Coffey
Title: Chief Financial Officer

[Signature Page to Third Amended and Restated Pledge Agreement]

JPMORGAN CHASE BANK, N.A., as Agent

By	/s/ James A. Knight
Name: James A. Knight
Title: Executive Director

[Signature Page to Third Amended and Restated Pledge Agreement]